Exhibit 99.1


                            Certification Pursuant to
                  18 USC, Section 1350, as Adopted Pursuant to
                  Section 906 of the Sarbanes-Oxley Act of 2002


In connection with the Quarterly Report of Senior Optician Service, Inc. (Company) on Form 10-QSB (Report) for the quarter ended June 30, 2002, as filed with the Securities and Exchange Commission on the date hereof. I, Donald Hill, Chief Executive Officer and Chief Financial Officer of the Company, certify to the best of my knowledge, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

 /s/ Donald Hill
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Donald Hill
Chief Executive Officer and
Chief Financial Officer

Dated: August 1, 2002
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